UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Citigroup Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIGROUP INC. 3800 CITIGROUP CENTER DRIVE BLDG G, MAIL ZONE G3-23 TAMPA, FL 33610-9122	Your Vote Counts! CITIGROUP INC. 2024 Annual Meeting Vote by April 29, 2024 11:59 p.m. E.T.

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You invested in CITIGROUP INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2024.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meeting(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.ProxyVote.com.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 30, 2024 9:00 a.m. E.T.

Virtually at: www.virtualshareholdermeeting.com/CITI2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Proposal to elect 13 Directors:
1a. Ellen M. Costello		For
1b. Grace E. Dailey		For
1c. Barbara J. Desoer		For
1d. John C. Dugan		For
1e. Jane N. Fraser		For
1f. Duncan P. Hennes		For
1g. Peter B. Henry		For
1h. S. Leslie Ireland		For
1i. Renée J. James		For
1j. Gary M. Reiner		For
1k. Diana L. Taylor		For
1l. James S. Turley		For
1m. Casper W. von Koskull		For
2.	Proposal to ratify the selection of KPMG LLP as Citi’s independent registered public accounting firm for 2024.	For
3.	Advisory vote to Approve our 2023 Executive Compensation.	For
4.	Approval of additional shares for, and a term extension and restatement of, the Citigroup 2019 Stock Incentive Plan.	For
5.	Stockholder proposal requesting an Independent Board Chairman policy.	Against
6.	Stockholder proposal requesting a report on the effectiveness of Citi’s policies and practices in respecting Indigenous Peoples’ rights in Citi’s existing and proposed financing.	Against
7.	Stockholder proposal requesting that the Board amend its Director Election Resignation By-Law.	Against
8.	Stockholder proposal requesting a report to Shareholders on risks created by the Company’s diversity, equity, and inclusion efforts.	Against
9.	Stockholder proposal requesting a report on risks of Politicized De-banking.	Against
10.	Stockholder proposal requesting a report disclosing the Board’s oversight regarding material risks associated with animal welfare.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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